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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                November 1, 1996

                        (Date of Earliest Event Reported)



                              ANALOG DEVICES, INC.

             (Exact name of registrant as specified in its charter)



                                  Massachusetts

                 (State or other jurisdiction of incorporation)




                   1-07819                             04-2348234

          (Commission File Number)        (IRS Employer Identification No.)


           One Technology Way, Norwood, MA              02062

         (Address of principal executive offices)     (Zip Code)

                                  (617) 329-4700

               (Registrant's telephone number, including area code)

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       Item 5.   Other Events

                 On November 1, 1996, Analog Devices, Inc. (the "Company") announced that Jerald G. Fishman, the Company's President and Chief Operating Officer had been appointed to the position of President and Chief Executive Officer, effective November 2, 1996, succeeding Ray Stata, the Company's founder, Chairman of the Board and CEO. Mr. Stata will continue to serve as full-time Chairman of the Board.


       Item 7.   Exhibits:


                 Exhibit No.                   Description
                 -----------                   -----------

                     99.1            Press release issued November 1, 1996


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ANALOG DEVICES, INC.


                                        /s/  Joseph E. McDonough
                                     By:----------------------------
                                        Joseph E. McDonough
                                        Vice President - Finance
                                        and Chief Financial Officer


       Date:  November 5, 1996



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                                  EXHIBIT INDEX


                                                           Sequentially
       Exhibit No.              Description                Numbered Page
       -----------              -----------                -------------

          99.1       Press release issued November 1, 1996      4-5


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